UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 21, 2012

Date of Report (Date of earliest event reported)

Cellteck, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	000-53246	98-0550353
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067

(Address of principal executive offices)

(Zip Code)

(310) 552-1555

Registrant’s telephone number, including area code

2049 Century Park East, Suite 3670, Los Angeles, California 90067

(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements

Cellteck, Inc. (the “Company”) and its wholly-owned subsidiary Eos, Petro, Inc. (“Eos”) have entered into or amended the following material agreements:

Amendment to Merger Agreement

On October 12, 2012, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), entered into by and between the Company, Eos, and Eos Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), dated July 16, 2012, Merger Sub merged into Eos, with Eos being the surviving entity (the “Merger”). As a result of the Merger, Eos became a wholly-owned subsidiary of Cellteck.

On January 16, 2013, the Company and Eos amended the terms of the Merger Agreement to clarify the procedure for effectuating a reverse stock split (the “Stock Split”) that was specifically contemplated by and referred to in the Merger Agreement. The original terms of the Merger Agreement stated only that the Company would, as soon as was reasonably practicable following the closing of the Merger, “effect a reverse stock split on a 1-for-800 basis” of the outstanding shares of common stock of the Company, “except that the number of shares to be issued to any holder which would have less than 100 shares as a result of the Stock Split shall be rounded up to 100.” While partially true, neither the Company nor Eos intended for every holder who would end up with less than 100 shares after the Stock Split to be rounded up to 100. It was intended that the Company would instead make a cash distribution to some of these stockholders in exchange for the cancellation of their shares. Therefore, the terms of the Merger Agreement relating to the Stock Split were amended to disclose the following procedure for the Stock Split:

•	The Stock Split shall only affect issued and outstanding shares of common stock of the Company and shall have no effect on the total number of authorized shares of common stock of the Company;
•	Each of the Company’s common stockholders that hold less than 2,000 shares of common stock immediately prior to the Stock Split (each a “Distribution Stockholder”) shall receive, in lieu of shares of common stock in the Stock Split, a cash distribution from the Company (the “Cash Distribution”) equal to the number of pre-Stock Split shares of common stock held by each such Distribution Stockholder multiplied by a per-share amount determined to be fair to both the Company and Company’s stockholders by the Company’s Board of Directors. The aggregate amount of Cash Distribution to be received by each such Distribution Stockholder shall be rounded up to the nearest whole cent. Simultaneously with the effectuation of the Stock Split, all of the shares of common stock held by Distribution Stockholders will be automatically cancelled and returned to the status of authorized but unissued shares of the Company;
•	Upon the effectuation of the Stock Split, each of the Company’s common stockholders that hold 2,000 or more shares of common stock immediately prior to the Stock Split (each a “Stock Split Stockholder”) shall receive one share of common stock for every 800 shares of common stock held by such Stock Split Stockholder immediately prior to the Stock Split. However, any fractional shares that would otherwise be issued to Stock Split Stockholders as a result of the Stock Split shall be rounded up to the nearest whole share. Furthermore, any Stock Split Stockholders who would, as a result of the Stock Split, receive in the aggregate less than 100 shares of common stock on a post-Stock Split basis shall instead receive 100 shares of common stock; and

•	For the avoidance of doubt, the effect of this Stock Split on derivative and convertible securities shall be governed by the individual terms of each such derivative and/or convertible security.

GEM Warrants

On August 31, 2011, GEM Global Yield Fund Limited (“GEM”) issued to Eos a $400,000,000 financing commitment for funds to be used in connection with Eos’ business opportunities in Africa  (the “Commitment Letter”). The Commitment Letter is non-binding, terminable at will and subject to execution of final documentation. In consideration of GEM’s continued support of Eos’ efforts in Africa via GEM’s lack of termination of or withdrawal from the Commitment Letter, on November 21, 2012, the Company issued six common stock purchase warrants to purchase a total of 8,372,000 shares of common stock of the Company to GEM and a GEM affiliate on the following terms and conditions:

•	The GEM A Warrant: The Company issued a warrant to purchase 1,200,000 shares of common stock of the Company, par value $0.0001 per share, to GEM at an exercise price of $2.50 per share (the “GEM A Warrant”). The GEM A Warrant vested immediately, but GEM must provide the Company with at least 61 days’ notice prior to any exercise. The GEM A Warrant is set to expire on November 12, 2015, but if the Company has not filed a registration statement with the SEC, and such registration statement has not become effective, with respect to the shares of the Company issuable upon exercise of the GEM A Warrant, within 270 days of November 21, 2012, then the expiration date shall be extended by one day for every day that the underlying shares remain unregistered after the 270th day. By its terms, neither the exercise price nor the number of shares issuable upon exercise shall be increased or decreased upon the occurrence of the Stock Split.
•	The 590 Partners A Warrant: The Company issued a warrant to purchase 1,200,000 shares of common stock of the Company, par value $0.0001 per share, to 590 Partners Capital, LLC (“590 Partners”) at an exercise price of $2.50 per share (the “590 Partners A Warrant”). All of the terms in the 590 Partners A Warrant for vesting, exercise, expiration and anti-dilution are identical to those in the GEM A Warrant, as set forth above.
•	The GEM B Warrant: The Company issued a warrant to purchase 651,000 shares of common stock of the Company, par value $0.0001 per share, to GEM at an exercise price of $3.00 per share (the “GEM B Warrant”). The GEM B Warrant does not vest and shall not be exercisable unless and until the date that the Company, or a subsidiary or affiliate of the Company, and the Ghanaian Ministry of Energy receive ratification from the Ghanaian Parliament for acquiring a block concession for oil and gas exploration. If the GEM B Warrant vests, GEM must provide the Company with at least 61 days’ notice prior to any exercise. The GEM B Warrant is set to expire on November 12, 2016, but if the Company has not filed a registration statement with the SEC, and such registration statement has not become effective, with respect to the shares of the Company issuable upon exercise of the GEM B Warrant, within 270 days of November 21, 2012, then the expiration date shall be extended by one day for every day that the underlying shares remain unregistered after the 270th day. By its terms, neither the exercise price nor the number of shares issuable upon exercise shall be increased or decreased upon the occurrence of the Stock Split.

•	The 590 Partners B Warrant: The Company issued a warrant to purchase 651,000 shares of common stock of the Company, par value $0.0001 per share, to 590 Partners at an exercise price of $3.00 per share (the “590 Partners B Warrant”). All of the terms in the 590 Partners B Warrant for vesting, exercise, expiration and anti-dilution are identical to those in the GEM B Warrant, as set forth above.
•	The GEM C Warrant: The Company issued a warrant to purchase 2,335,000 shares of common stock of the Company, par value $0.0001 per share, to GEM at an exercise price of $5.35 per share (the “GEM C Warrant”). The GEM C Warrant does not vest and shall not be exercisable unless and until the date that the Company, or a subsidiary or affiliate of the Company, and the Ghanaian Ministry of Energy receive ratification from the Ghanaian Parliament for acquiring a block concession for oil and gas exploration. If the GEM C Warrant vests, GEM must provide the Company with at least 61 days’ notice prior to any exercise. The GEM C Warrant is set to expire on November 12, 2015, but if the Company has not filed a registration statement with the SEC, and such registration statement has not become effective, with respect to the shares of the Company issuable upon exercise of the GEM C Warrant, within 270 days of November 21, 2012, then the expiration date shall be extended by one day for every day that the underlying shares remain unregistered after the 270th day. The Company may elect to shorten the term of the GEM C Warrant (the “Company Shortening Option”) by moving the expiration date to the date six months (plus any additional days added if the underlying shares remain unregistered after 270 days) from the day that all of the following conditions have been satisfied: (i) a petroleum agreement, between either the Company, a subsidiary of the Company or an affiliate of the Company and the Ghanaian Ministry of Energy receives ratification from the Ghanaian Parliament and becomes effective; (ii) the Company has publicly announced the ratification set forth in (i); (iii) the shares issuable upon exercise of the GEM C Warrant are subject to an effective registration statement; and (iv) the Company provides notice to GEM of its election to shorten the term within twenty business days of the last of the conditions in (i), (ii) and (iii) to occur. If the expiration date of the GEM C Warrant has been moved by the Company’s exercise of its Company Shortening Option, GEM may elect to extend the term of the GEM C Warrant by moving the expiration date forward one calendar day for every trading day that the thirty day average trailing trading volume of the Company’s common stock is greater than $750,000,000, provided that the expiration date shall not be moved past the date that the GEM C Warrant was original set to expire (plus any additional days added if the underlying shares remain unregistered after 270 days). By its terms, neither the exercise price nor the number of shares issuable upon exercise shall be increased or decreased upon the occurrence of the Stock Split.
•	The 590 Partners C Warrant: The Company issued a warrant to purchase 2,335,000 shares of common stock of the Company, par value $0.0001 per share, to 590 Partners at an exercise price of $5.35 per share (the “590 Partners C Warrant”). All of the terms in the 590 Partners C Warrant for vesting, exercise, expiration and anti-dilution are identical to those in the GEM C Warrant, as set forth above.

Clouding IP, LLC Services Agreement

On December 26, 2012, the Company entered into an Oil & Gas Services Agreement with Clouding IP, LLC (“Clouding”) in order to retain the oil and gas related services of Clouding and its affiliates. In addition, Clouding agreed to make known to the Company, on a most favored nations basis, any business opportunities of the nature sought by the Company. The agreement commenced on December 26, 2012 and expires on December 31, 2013. Payment for individual services by Clouding for the Company will be set at the time of contracting for services. However, if on or prior to June 30, 2013, the Company’s common stock has traded above $10 per share, if the Company engages Clouding to perform any services, such services will be rendered at a 30% discount for the first year of any such contract. As consideration for Clouding’s services, the Company issued to Clouding a warrant to purchase 1,000,000 shares of common stock of the Company with a three-year term and an exercise price of $3.00 per share. The warrant will not be exercisable unless and until the Stock Split has been effectuated, and the warrant expires on December 25, 2015. By its terms, neither the exercise price nor the number of shares issuable upon exercise shall be increased or decreased upon the occurrence of the Stock Split contemplated in the Merger Agreement.

New Principal Office Lease

On December 27, 2012 Eos entered into an Office Lease with 1999 Stars, LLC (“Stars”) in order to rent 3,127 square feet of space on the 25th floor, otherwise known as Suite 2520, of the office building located at 1999 Avenue of the Stars, Los Angeles, California. This space will be used as the principal office of both Eos and the Company. The term of the Office Lease is from December 27, 2012 to April 30, 2017. Eos agreed to pay rent as follows: (i) for the period of time from December 27, 2012 to December 31, 2012, rent of $2,446.10; (ii) commencing January 1, 2013 through December 31, 2013, monthly rent of $15,165.95; (iii) commencing January 1, 2014 through December 31, 2014, monthly rent of $15,635.00; (iv) commencing January 1, 2015 through December 31, 2015, monthly rent of $16,104.05; (v) commencing January 1, 2016 through December 31, 2016, monthly rent of $16,573.42; and (vi) commencing January 1, 2014 through April 30, 2017, monthly rent of $17,073.42. So long as Eos is not in default under the Office Lease, Eos shall be entitled to an abatement of rent in the amount of $15,165.95 per month for four full calendar months commencing February 1, 2013. If Eos defaults at any time during the term and fails to cure such default, all unamortized abated rent shall immediately become due and payable. Eos agreed to maintain commercial general liability insurance, property insurance, workers’ compensation statutory limits and employers’ liability limits equal to or above the amounts set forth in the agreement. Certain events of default are also set forth in the agreement, including any failure by Eos to pay any rent when due unless such failure is cured within five business days after receipt of notice. Upon any default, Stars may terminate the Office Lease.

January 14, 2013 Oral Amendments to Existing Loans

On October 24, 2011, Eos and Mr. Nikolas Konstant, the CEO and Chairman of both Eos and the Company, jointly and severally agreed to borrow $200,000 from RT Holdings, LLC, an unaffiliated third party (“RT”), pursuant to a promissory note. After the note was orally amended on January 14, 2013, the principal amount of the loan accrues interest at 24% per annum, dating back to October 24, 2011, and the maturity date is February 15, 2013. Under the initial written amendment to the note, Eos and Mr. Konstant agreed to make a partial payment towards the loan of $25,000 on or before July 30, 2012, but this date was orally extended to coincide with the February 15, 2013 maturity date. On the maturity date, in addition to repaying in full the principal amount owed to RT, plus interest, Eos and Mr. Konstant agreed to pay RT a single additional fee of $10,000.

On February 16, 2012, Eos executed a series of agreements with Vatsala Sharma, an unaffiliated individual (“Sharma”) in order to secure a $400,000 bridge loan. This amount was subsequently increased to $600,000 (the “Sharma Loan”). The loan bears interest at 18% per annum. The loan’s maturity date, pursuant to an oral extension on January 14, 2013, is April 30, 2013. Additionally and pursuant to the January 14, 2013 oral extension, Eos agreed to make a payment of principal in the amount of $150,000 as soon as Eos or the Company receives funds under a new financing agreement, if such funds are received prior to the maturity date. If the loan is not repaid by the maturity date, we will issue to Sharma at least an additional 275,000 shares of the Company’s common stock.

On June 18, 2012, Eos entered into a bridge loan agreement to obtain a $350,000 loan with Vicki Rollins, an unaffiliated individual. Pursuant to an oral extension on January 14, 2013, the loan is due on April 30, 2013 and accrues interest at 6% per annum. Additionally and pursuant to the January 14, 2013 oral extension, Eos agreed to make a payment of principal in the amount of $150,000 as soon as Eos or the Company receives funds under a new financing agreement, if such funds are received prior to the maturity date. In the event that the loan is not repaid on or before the maturity date, all unpaid principal and accrued unpaid interest will accrue interest at a rate of 18% per annum.

On August 2, 2012, Eos executed a series of agreements with 1975 Babcock, LLC, an unaffiliated entity (“Babcock”), in order to secure a $300,000 loan (the “Babcock Loan”). Pursuant to the Babcock Loan documents, Eos granted Babcock a mortgage and security interest in Eos’ assets. The Babcock Loan was personally guaranteed by Mr. Konstant, and Eos was obligated to enter into a 3-year, $7,500 a month property lease for 7,500 square feet of property located at 1975 Babcock Road, San Antonio, Texas. The lease was also personally guaranteed by Mr. Konstant. Eos initially agreed to pay the principal sum of the loan, together with accrued interest of $5,000 by the maturity date, October 15, 2012, but the maturity date was subsequently amended on January 14, 2013 to April 30, 2013 pursuant to an oral amendment. Additionally, pursuant to the January 14, 2013 oral amendment, Eos agreed to make a payment of principal in the amount of $150,000 as soon as Eos or the Company receives funds under a new financing agreement, if such funds are received prior to the maturity date. Upon receipt of such $150,000 payment, Babcock agreed to release its first position security interest on Eos’ assets. If Eos repays the principal sum and interest in full by the maturity date, Eos may pay a $25,000 lease termination fee to void the lease in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Concurrently with the execution of the Oil & Gas Services Agreement with Clouding, on December 26, 2012, the Company executed a series of agreements with Clouding in order to secure a $250,000 loan (the “Clouding Loan”). Pursuant to the Clouding Loan documents, the Company granted Clouding a mortgage and security interest in and on the Company’s assets. The maturity date of the Clouding Loan is March 31, 2013, and interest accrues on the Clouding Loan at a rate of 4% per annum commencing December 26, 2012. On the maturity date, the Company further agreed to pay to Clouding a loan fee of $25,000. At Clouding’s option, the principal amount of the loan, together with any accrued and unpaid interest or other charges, may be converted into Series B Preferred Stock of the Company at a conversion price of $2.50 per share. If all outstanding shares of Series B Preferred Stock have automatically converted pursuant to their terms when Clouding elects to exercise its option, Clouding will instead receive an equivalent number of shares of common stock equal to the number of shares of Series B Preferred Stock that Clouding would have otherwise received.

As additional consideration for the loan, the Company agreed to sell to Clouding 250,000 shares of Series B Preferred Stock for the purchase price of $5,000, where such price was included in the total amount of the Clouding Loan. Such shares were issued to Clouding on January 16, 2013, upon the effectiveness of the amendment to the Company’s Articles of Incorporation discussed below under Item 5.03. If the Clouding Loan has not been repaid in full by March 31, 2013, the Company agreed to issue to Clouding an additional 150,000 shares of Series B Preferred Stock, except that, if all outstanding shares of Series B Preferred Stock have automatically converted pursuant to their terms, Clouding will instead receive an equivalent number of shares of common stock equal to the number of shares of Series B Preferred Stock that Clouding would have otherwise received.

Item 3.02 Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Items 1.01 and 2.03 regarding the agreements with GEM, 590 Partners and Clouding is incorporated by reference in this Item 3.02.

All of the unregistered sales of equity securities disclosed in this Form 8-K were sold in reliance on Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and such securities constitute “restricted securities” under Rule 144 of the Securities Act. Based on representations made by GEM, 590 Partners and Clouding, the issuer believes the offerings satisfied all terms and conditions of §230.506 of Regulation D promulgated under the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 16, 2013, the Company’s Articles of Incorporation were amended to increase the number of authorized shares of Series B preferred stock from 44,000,000 to 47,000,000. All of the other powers, designations, preferences, limitations, restrictions and relative rights originally granted to holders of shares of Series B preferred stock remain unchanged

Item 9.01 - Financial Statements and Exhibits

(d)

		EXHIBIT INDEX
Exhibit No.	Note	Description

2.1	(1)	Agreement and Plan of Merger by and between Cellteck, Inc., a Nevada corporation, Eos Petro, Inc., a Delaware corporation, and Eos Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Cellteck, Inc., dated July 16, 2012
2.2		First Amendment to the Agreement and Plan of Merger dated January 16, 2013 between Cellteck, Inc. and Eos Petro, Inc.
3.1	(2)	Certificate of designations for Series B preferred stock
3.2		Amendment to the Certificate of designations for Series B preferred stock
10.1		$400,000,000 Subscription Commitment dated August 31, 2011 between Eos Petro, Inc. and GEM Global Yield Fund
10.2		Common Stock Purchase Warrant dated November 21, 2012 between Eos Petro, Inc. and GEM Global Yield Fund (GEM A Warrant)
10.3		Common Stock Purchase Warrant dated November 21, 2012 between Eos Petro, Inc. and GEM Global Yield Fund (GEM B Warrant)
10.4		Common Stock Purchase Warrant dated November 21, 2012 between Eos Petro, Inc. and GEM Global Yield Fund (GEM C Warrant)
10.5		Common Stock Purchase Warrant dated November 21, 2012 between Eos Petro, Inc. and 590 Partners Capital, LLC (590 Partners A Warrant)
10.6		Common Stock Purchase Warrant dated November 21, 2012 between Eos Petro, Inc. and 590 Partners Capital, LLC (590 Partners B Warrant)
10.7		Common Stock Purchase Warrant dated November 21, 2012 between Eos Petro, Inc. and 590 Partners Capital, LLC (590 Partners C Warrant)
10.8		Oil & Gas Services Agreement dated December 26, 2012 between Cellteck, Inc. and Clouding IP, LLC, as amended
10.9		Warrant to Purchase Common Stock between Cellteck, Inc. and Clouding IP, LLC, as amended
10.10		Office Lease dated December 27, 2012 between Eos Petro, Inc. and 1999 STARS, LLC
10.11	(2)	Promissory Note dated October 24, 2011 between Eos Petro, Inc., Nikolas Konstant and RT Holdings, LLC
10.12	(2)	First Amendment and Allonge to Promissory Note dated July 10, 2012 between Eos Petro, Inc., Nikolas Konstant and RT Holdings, LLC
10.13	(2)	Loan Agreement and Secured Promissory Note dated February 16, 2012 between Vatsala Sharma and Eos Petro, Inc.
10.14	(2)	Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated February 16, 2012 between Vatsala Sharma and Eos Petro, Inc.
10.15	(2)	Personal Guaranty Agreement dated February 16, 2012 between Nikolas Konstant, and Vatsala Sharma
10.16	(2)	Collateral Assignment dated February 16, 2012 between Nikolas Konstant and Vatsala Sharma
10.17	(2)	First Consolidated Amendment dated February 16, 2012 between Vatsala Sharma and Eos Petro, Inc.
10.18	(2)	Second Consolidated Amendment dated February 16, 2012 between Vatsala Sharma and Eos Petro, Inc.
10.19	(2)	Third Consolidated Amendment dated April 25, 2012 between Vatsala Sharma and Eos Petro, Inc.
10.20	(2)	Bridge Loan Agreement dated June 18, 2012 between Eos Petro, Inc. and Vicki Rollins
10.21	(2)	Loan Agreement and Secured Promissory Note dated August 2, 2012 between Eos Petro, Inc. and 1975 Babcock, LLC
10.22	(2)	Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated August 2, 2012 between Eos Petro, Inc. and 1975 Babcock, LLC
10.23	(2)	Consent, Subordination and Intercreditor Agreement dated August 2, 2012 between Eos Petro, Inc., Vatsala Sharma and 1975 Babcock, LLC
10.24	(2)	Personal Guaranty Agreement dated August 2, 2012 between Nikolas Konstant, Eos Petro, Inc. and 1975 Babcock, LLC
10.25	(2)	Lease Agreement dated August 3, 2012 between Eos Petro, Inc. and 1975 Babcock Road, LLC
10.26	(2)	Lease Guaranty dated August 3, 2012 between Nikolas Konstant and 1975 Babcock Road, LLC
10.27	(2)	Letter agreement dated September 26, 2012 between Eos Petro, Inc., 1975 Babcock, LLC and 1975 Babcock Road, LLC
10.28	(3)	Joinder Agreement dated September 26, 2012 between Eos Petro, Inc., 1975 Babcock, LLC, Vatsala Sharma and Vicki Rollins
10.29		Loan Agreement and Secured Promissory Note dated December 26, 2012 between Cellteck, Inc. and Clouding IP, LLC, as amended
10.30		Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated December 26, 2012 between Cellteck, Inc. and Clouding IP, LLC, as amended

(1)	Previously filed on Form 8-K filed July 23, 2012, and incorporated herein by this reference.
(2)	Previously filed on Form 8-K/A filed January 17, 2013 and incorporated herein by this reference.
(3)	Previously filed on Form 8-K filed October 15, 2012 and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLTECK, INC.

Dated: January 17, 2013
By: /s/ Nikolas Konstant
Nikolas Konstant, Chairman of the Board, President, CEO and CFO